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                                                                    Exhibit 10.1

[LOGO] Human Resources     Developpement des
       Development Canada  ressources humaines Canada File no. U, 4, 0, 8, 2 2-5



   TARGETED WAGE SUBSIDIES                          Options/S.S.A./S.A. 9 3 6


 These Articles of Agreement are made as of the 14 day of June, 2000.
                                                --        ----   ---


 BETWEEN:         The Canada Employment Insurance Commission
                 (hereinafter referred to as the "COMMISSION")

           H.R.D.C. 22 Bay Street, Box 2400,
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           Sault Ste. Marie, Ontario P6A 5S2
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                      (hereinafter referred to as the "EMPLOYER")

 AND

           RMH Teleservices Inc.
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           345 Queen Street East.
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           Sault Ste. Marie, Ontario P6A lZ2
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WHEREAS the EMPLOYER proposes to hire the individuals listed in Schedule A of this agreement and provide them with work activities described in the said Schedule A;

AND WHEREAS the EMPLOYER is eligible for financial assistance towards the costs of these activities under the Targeted Wage Subsidies Employment Benefit, which has been established by the COMMISSION pursuant to Part II of the Employment Insurance Act;

AND WHEREAS the COMMISSION wishes to encourage employers to hire individuals facing barriers to finding employment;

The COMMISSION and the EMPLOYER undertake and agree as follows:


  1.0 AGREEMENT

  1.1 The following documents and any amendments thereto form the agreement between the COMMISSION and the EMPLOYER

      (delete those which do not apply)

      a)  these Articles of Agreement;

      b)  the document attached hereto as Schedule A;

      c)  the document attached hereto as Schedule D.


  2.0 INTERPRETATION

  2.1 Unless the context requires otherwise, the expressions listed below have the following meanings for the purposes of this agreement:

      a) "funding period" refers to the period described in Schedule A, Page 1, Boxes 22 - 26, entitled "Duration of Activity";

      b) "activities" is defined as the activities described in Schedule A, Page 1;

      c) "eligible costs" are the costs of participant wages and the employer's share of employment related costs for participants and overhead costs related to the special needs of disabled participants only.

  3.0 CONTRIBUTION

  3.1 Subject to the terms and conditions of this agreement, the COMMISSION agrees to make a contribution to the EMPLOYER of an amount equal to the lesser of:

      a)  100 percent of the eligible costs, and

      b)  the contribution amount set out in Schedule A, Page 2, Box 62.

  3.2 Notwithstanding section 3.1, the COMMISSION may, in its absolute discretion, reduce the amount of its commitment under paragraph 3.1 b) if

      a) the funding period extends into more than one fiscal year of Canada (April 1 of one year to March 31 of the following year), and

      b) in the plan approved by the Treasury Board under section 78 of the Employment Insurance Act for any fiscal year during the funding period following the first fiscal year, there is a reduction in the estimate of the amount of financial assistance to be paid out for that fiscal year under section 61 of the Employment Insurance Act for the purpose of Implementing Employment Benefits and Support Measures.

  3.3 Where, pursuant to section 3.2, the COMMISSION intends to reduce the amount of its commitment under paragraph

      3.1 b), it shall give the EMPLOYER 4 weeks notice of its intention to do
                                        ---
      so.

  3.4 Where, as a result of a reduction in funding under section 3.2, the EMPLOYER is unable or unwilling to complete the agreement, the EMPLOYER may, upon notice to the COMMISSION, terminate the agreement.



              DISPONIBLE EN FRANCAIS-EMP 5167 F            [LOGO]Canada
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4.0  TERMS OF PAYMENT

4.1 Subject to section 4.4, the COMMISSION will make progress payments on account of the contribution following receipt and verification of claims for reimbursement submitted by the EMPLOYER. The claims shall be submitted on claim forms approved by the COMMISSION and shall be accompanied by such substantiating documentation as the COMMISSION may require.

4.2 Each claim for reimbursement shall also be accompanied by an Activities Report, reporting on the progress of the work activities during the period in respect of which the claim is being made.

4.3 Unless otherwise authorized by the COMMISSION, no claim submitted by an EMPLOYER under section 4.1 shall be for a period less than 30 days or greater than 90 days.

4.4 Payments will be made (check one only) [X] monthly [_] quarterly, herein referred to as the payment period.

4.5 The COMMISSION may withhold payment of any claim or advance pending the completion of an audit of the EMPLOYER's books and records conducted either by the COMMISSION or by an independent auditor pursuant to paragraph 6.1(g).

4.6  Costs are eligible only if they are, in the opinion of the COMMISSION,

     a)   directly related to the agreement, and
     b)   reasonable.

4.7 Equipment purchase costs exceeding $1.00 require the prior written authorization of the COMMISSION.

4.8 The portion of the cost of any goods or services purchased by the EMPLOYER for which the EMPLOYER may claim a GST input tax credit or rebate is not eligible for reimbursement.

4.9 The portion of any cost in respect of which the EMPLOYER has, or is entitled to receive a contribution from another level of government or other source is not eligible for reimbursement.

5.0  REPRESENTATION AND WARRANTY

5.1 The EMPLOYER represents and warrants, and it is a condition of this agreement, that no participant has been hired to fill a position left vacant due to an industrial dispute at the EMPLOYER's premises, to fill the position of a worker who had been laid-off and is awaiting recall, or to displace another worker employed by the EMPLOYER.

5.2 In addition to any other remedy provided for under this agreement, if a representation and warranty referred to in section 5.1 is not true and accurate, the COMMISSION may require the EMPLOYER to forthwith repay as a debt owing to the COMMISSION the amount of the contribution paid towards the wage cost and the employer's share of employment related costs of the employee(s) in respect of whom the untrue and inaccurate representation and warranty was given.

5.3 The EMPLOYER further represents and warrants that all statements made to the COMMISSION in connection with its application for funding are true and all relevant facts have been disclosed.
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6.0  OBLIGATIONS OF THE EMPLOYER

6.1  The EMPLOYER shall:

     a) carry out and complete the activities in a diligent and professional manner, using qualified personnel;

     b) upon request of the COMMISSION, produce any certificates, licences and other authorizations required for the carrying out of the activities in respect of the rules relating to the environment;

     c) keep proper books, accounts and records, in accordance with generally accepted business and accounting practices, of the financial management of the activities;

     d) make the books, accounts and records referred to in paragraph c) available at all reasonable times for inspection and audit by the representatives of the COMMISSION who shall be permitted to take copies and extracts from such books and records;

     e) upon request provide the COMMISSION with such additional information as it may require with respect to such books, accounts and records;

     f) preserve the books and records referred to in paragraph c) and keep them available for audit and inspection by representatives of the COMMISSION for a period of 6 years following the end of the funding period;

     g) whenever the COMMISSION deems it necessary and so requests the EMPLOYER in writing, retain the services of a duly qualified accountant approved by the COMMISSION to carry out an audit of the books and records relating to the activities. The audit report shall certify:

          i)   the total actual expenditures on the eligible costs to date,

          ii) the total payments of the COMMISSION's contribution to date, including the amount of interest that has accrued on any advances of the contribution,

          iii) that all expenditures, except as noted in the report, were in accordance with this agreement; and

     h) within 30 days after completion of the audit report referred to In paragraph g), provide a copy of it to the COMMISSION.

6.2 The EMPLOYER shall disclose to the COMMISSION without delay any fact or event that the EMPLOYER is aware of from time to time which may compromise the EMPLOYER's chances of success in carrying out the activities either immediately or in the long term.


6.3 The EMPLOYER shall both during and following the term of this agreement indemnify and save the COMMISSION harmless from and against all claims, losses, damages, costs, expenses and other actions made, sustained, brought, threatened to be brought or prosecuted, in any manner based upon, occasioned by or attributable to any injury or death of a person, or loss or damage to property caused or alleged to be caused by any wilful or negligent act, omission or delay on the part of the EMPLOYER or its employees or agents, participating employers or participants in connection with anything purported to be or required to be provided by or done by the EMPLOYER pursuant to this agreement or done otherwise in connection with the activity. This provision shall survive the termination of this agreement.


7.0  NEPOTISM

7.1 No contribution paid to any participant who is a member of the immediate family of the EMPLOYER, or, if the EMPLOYER is a corporation or unincorporated association, who is a member of the immediate family of an officer or a director of the corporation or unincorporated association, is eligible for reimbursement unless the COMMISSION is satisfied that the hiring of the participant was not the result of favouritism over the other qualified candidates by reason of membership in the immediate family of the EMPLOYER or officer or director of the EMPLOYER, as the case may be.

7.2 For the purposes of section 7.1, "immediate family" means father, mother, step-father, step-mother, foster parent, brother, sister, spouse (including common law spouse), child (including child of common law spouse), step-child, ward, father-in-law, mother-in-law, or relative permanently residing with the EMPLOYER, officer or director, as the case may be.

8.0  REPORTS AND INFORMATION

8.1 The EMPLOYER shall, upon request, provide the COMMISSION with progress reports, satisfactory to the COMMISSION in scope and detail, concerning the progress of the activities.

8.2 The EMPLOYER shall, upon request, arrange for representatives of the COMMISSION to have access to the EMPLOYER's premises where the activities are being carried out to monitor their progress.

9.0  DISPOSITION OF ASSETS

9.1 Upon completion of the agreement or termination of the agreement, the EMPLOYER agrees to dispose of, in such manner as the COMMISSION may direct, all physical assets purchased with contribution funds other than

     a)   any asset costing less than $250,

     b) assets that have been physically incorporated into the premises of the EMPLOYER, and

     c)   assets that have been consumed or expended in carrying out the agreement.
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9.2       The EMPLOYER agrees that at the end of the funding period, or upon termination of this agreement, if earlier, and If directed to do so by the COMMISSION, any assets referred to in section 9.1 that have been preserved by it shall be

          a) sold at fair market value and that the funds realized from such sale be applied to the eligible costs of the agreement to offset the COMMISSION's contribution to those costs;

          b) turned over to another person or organization designated or approved by the COMMISSION; or

          c) disposed of in any other manner as may be determined by the COMMISSION.


10.0      DEFAULT

10.1      The following constitute Events of Default:

          a) the EMPLOYER becomes bankrupt or insolvent, goes into receivership, or takes the benefit of any statute from time to time being in force relating to bankrupt or insolvent debtors;

          b) an order is made or resolution passed for the winding up of the EMPLOYER, or the EMPLOYER is dissolved;

          c) the EMPLOYER is in breach of the performance of, or compliance with, any term, condition or obligation on its part to be observed or performed pursuant to this agreement;

          d) the EMPLOYER has submitted false or misleading information to the COMMISSION;

          e) in the opinion of the COMMISSION, the EMPLOYER has failed to proceed diligently with the activities.

10.2      If

          a) an Event of Default specified in paragraph 10.1 (a) or (b) has occurred; or

          b) an Event of Default specified in paragraph 10.1 (c), (d) or (e) has occurred and has not been remedied within 15 days of receipt by the EMPLOYER of written notice of default, or a plan satisfactory to the COMMISSION to remedy such Event of Default has not been put into place within such time period;

          the COMMISSION may, in addition to any remedies otherwise available, immediately terminate by written notice any obligation to make any further contribution to the EMPLOYER. All eligible costs up to the date of termination will be paid by the COMMISSION, however.

10.3 In the event the COMMISSION gives the EMPLOYER written notice of default pursuant to paragraph 10.2(b), the COMMISSION may suspend any further payment under this agreement until the end of the period given to the EMPLOYER to remedy the Event of Default.

10.4 The fact that the COMMISSION refrains from exercising a remedy it is entitled to exercise under this agreement shall not be considered to be a waiver of such right and, furthermore, partial or limited exercise of a right conferred upon the COMMISSION shall not prevent the COMMISSION in any way from later exercising any other right or remedy under this agreement or other applicable law.

11.0      NOTICE

11.1 Any notice, information or other document required to be given under this agreement shall be sent by regular mail, personal service, facsimile or registered mail. Any notice, information or document shall be deemed to have been received on delivery. Any notice, information or other document sent by facsimile shall be deemed to have been received one working day after it is sent. Any notice, information or other document sent by registered mail shall be deemed to have been received when it is signed for.

11.2      Any notice or correspondence shall be addressed to:

          in the case of the COMMISSION (insert name or title of official, address and fax number)
          Don Scornaienchi, Programs and Services Officer
          Human Resource Centre of Sault Ste. Marie
          22 Bay Street, Box 2400
          Sault Ste. Marie, Ontario P6A 5S2

          Telephone: 705-941-4517
          Fax:       705-941-4545

          in the case of the EMPLOYER to the address shown on Schedule A of this agreement.

12.0      EARLY TERMINATION

12.1 The COMMISSION or the EMPLOYER may terminate this agreement at any time without cause upon not less than 4 weeks written notice of
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          intention to terminate.

12.2      In the event of a termination notice being given by the EMPLOYER under section 3.4 or 12.1 or by the COMMISSION under

          a) the EMPLOYER shall make no further commitments in relation to the activities and shall cancel or otherwise reduce, to the extent possible, the amount of any outstanding commitments in relation thereto;

          b) all eligible costs incurred by the EMPLOYER up to the date of termination will be paid by the COMMISSION, including its costs of, and incidental to, the cancellation of obligations incurred by it as a consequence of the termination of the agreement; provided always that payment and reimbursement under this paragraph shall only be made to the extent that it is established to the satisfaction of the COMMISSION that the costs mentioned herein were actually incurred by the EMPLOYER and the same are reasonable and properly attributable to the termination of the agreement; and
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          c)   the amount of any contribution funds which remain unspent shall be promptly repaid to the COMMISSION, and such amount shall be a debt due to the COMMISSION.

13.0      GENERAL

13.1 This agreement may be amended by the mutual consent of the parties. To be valid, any amendment to this agreement shall be in writing and signed by the parties.

13.2 The EMPLOYER shall not assign this agreement or any part thereof or any payments to be made thereunder without the written permission of the COMMISSION and any assignment made without that permission is void and of no effect.

13.3 No member of the House of Commons or Senate or provincial legislature shall be admitted to any share or part of this agreement or to any benefit to arise therefrom.

13.4 Prior to hiring each participant for the activities, the EMPLOYER shall verify and confirm with the COMMISSION that the participant qualifies as an "insured participant" within the meaning of the Employment Insurance Act.

13.5 The management, supervision and control of the activities of the agreement are the sole and absolute responsibility of the EMPLOYER. The EMPLOYER is not in any way authorized to make a promise, agreement or contract on behalf of the COMMISSION. The EMPLOYER shall be solely responsible for any and all payments and deductions required by law to be made including those required for Canada Pension Plan, employment insurance, workers' compensation and income tax. The parties hereto declare that nothing in this agreement shall be construed as creating a legally binding partnership or agency relationship between them.

13.6 It is a term of this agreement that no individual, for whom the post-employment provisions of the "Conflict of Interest and Post-Employment Code for Public Office Holders" or the "Conflict of Interest and Post-Employment Code for the Public Service" apply, shall derive any direct benefit from this agreement unless that individual is in compliance with the applicable post-employment provisions.

13.7 If the EMPLOYER is an unincorporated organization, it is agreed by the representatives of the EMPLOYER signing this agreement on behalf of the EMPLOYER, that they shall be personally, jointly and severally liable for all obligations, covenants, promises, liabilities and expenses assumed by the EMPLOYER under this agreement.

13.8 This agreement and all schedules and attachments are subject to the Access of Information Act.

13.9 This agreement is binding upon the EMPLOYER and its successors and assigns and supersedes all previous agreements between the parties.

13.10 This agreement shall come into force and effect when it is executed by both parties to this agreement.


For the COMMISSION:

 /s/[ILLEGIBLE]                          A/MGR                      17-06-00
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    (Signature)                         (Position)                    (Date)


For the EMPLOYER:

/s/ Clyde Haggart                   General Manager                 6/15/00
-------------------------     ------------------------------     ---------------
      (Signature)                       (Position)                    (Date)


_________________________     ______________________________     _______________
      (Signature)                       (Position)                    (Date)